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LOGO OF MOUNTAIN AND THE GABELLI OMITTED

CONVERTIBLE
SECURITIES
FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2001

[PHOTO OMITTED]
PHOTO OF MARIO J. GABELLI, OMITTED

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LOGO OF MOUNTAIN THE GABELLI CONVERTIBLE SECURITIES FUND, INC. OMITTED


TO OUR SHAREHOLDERS,

      Convertible stocks and bonds are hybrid securities. Because they can be converted into common stock, performance will be impacted by the dominant trend in the equities market. However, due to their significantly higher yield, performance is also influenced by the direction of the bond market. 2001's strong bond market helped the Gabelli Convertible Securities Fund (the "Fund") post a respectable gain in what has been another disappointing year for equities investors.

A PROMISE KEPT

      When we asked the shareholders of the Fund to vote to convert from an open-end investment company to a closed-end fund, we expressed our intent to have the Fund's common shares track the Fund's net asset value. Based on the Fund's consistent and above average annualized performance since inception, we expected that such a Fund would trade at or above net asset value. In addition, over the past few years the Board of Directors has taken several initiatives to maintain the Fund's public market price at a level equal to or exceeding the Fund's net asset value. These initiatives included a stock repurchase plan, a managed 8% Distribution Policy, and the issuance of preferred stock.

      We are happy to report that the management kept its promise to shareholders and the Fund is trading at a premium to net asset value. In fact, the Fund began trading in January 2001 at a slight discount to net asset value and started trading at a premium in February 2001. The Gabelli Convertible Securities Fund has since continued to trade at a premium to net asset value and, as of year-end, the Fund's shares were trading at a 9.9% premium. We have been able to preserve shareholder wealth during a tough market environment. We have been conservative during the past year and it has paid off; now is the time to be aggressive.

             PREMIUM/DISCOUNT SINCE CONVERSION TO A CLOSED-END FUND

                              [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Year         Premium/Discount
1995          0
              0.0099
             -0.0761
             -0.0978
             -0.0334
             -0.0903
             -0.1056
             -0.0657
             -0.0701
             -0.0957
             -0.0263
Year 1996    -0.065
             -0.1064
             -0.0802
             -0.1071
             -0.1507
             -0.0953
             -0.1465
             -0.146
             -0.1318
             -0.1497
             -0.1492
             -0.1652
Year 1997    -0.1399
             -0.131
             -0.1577
             -0.1622
             -0.1593
             -0.1322
             -0.147
             -0.1538
             -0.1321
             -0.1557
             -0.1432
             -0.1017

Year 1998    -0.0956
             -0.0882
             -0.0733
             -0.0815
             -0.095
             -0.062
             -0.0848
             -0.1485
             -0.0705
             -0.0372
             -0.0325
             -0.0175
Year 1999    -0.0315
             -0.0745
             -0.0275
             -0.1027
             -0.0909
             -0.0689
             -0.0991
             -0.1019
             -0.0842
             -0.0948
             -0.1525
             -0.0735
Y2k          -0.1207
             -0.148
             -0.1497
             -0.1734
             -0.1454
             -0.1263
             -0.1128
             -0.123
             -0.1022
             -0.1553
             -0.1088
             -0.0893
Year 2001    -0.03
              0.0096
              0.0039
              0.0202
              0.0207
              0.0337
              0.0316
              0.059
              0.1202
              0.1169
              0.1167
              0.1156

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Fund trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Fund's underlying portfolio) or a discount to (lower than) net asset value. Of the 470 closed-end funds in the U.S., approximately 30% currently trade at premiums to NAV versus 24% five years ago and 18% ten years ago.

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LOGO OF TRIANGLE OMITTED

INVESTMENT RESULTS (a)(c)

--------------------------------------------------------------------------------------------------
                                                            Quarter
                                          -------------------------------------------
                                            1ST         2ND         3RD         4TH      YEAR
                                            ---         ---         ---         ---      -----
  2001:   Net Asset Value .............   $10.16      $10.40       $9.82       $9.92      $9.92
          Total Return ................     3.4%        4.3%       (3.7)%       3.1%       7.0%
--------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .............   $11.32      $11.16      $10.93      $10.02     $10.02
          Total Return ................     1.3%        0.6%       (0.1)%      (1.8)%      0.0%
--------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .............   $11.45      $12.13      $11.67      $11.40     $11.40
          Total Return ................     1.8%        7.8%       (2.0)%       1.7%       9.4%
--------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .............   $11.87      $11.66      $10.96      $11.45     $11.45
          Total Return ................     5.3%        0.0%       (4.2)%       7.4%       8.3%
--------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .............   $11.13      $11.38      $11.81      $11.48     $11.48
          Total Return ................     1.7%        3.5%        5.0%        2.8%      13.5%
--------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .............   $11.28      $11.33      $11.23      $11.08     $11.08
          Total Return ................     3.6%        1.6%        0.3%        2.6%       8.4%
--------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .............   $11.14      $11.51      $11.64      $11.01     $11.01
          Total Return ................     5.1%        5.2%        3.0%        1.1%      15.0%
--------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .............   $11.54      $11.39      $11.60      $10.60     $10.60
          Total Return ................     0.2%       (1.3)%       1.8%       (0.9)%     (0.2)%
--------------------------------------------------------------------------------------------------
  1993:   Net Asset Value .............   $12.07      $12.36      $12.75      $11.52     $11.52
          Total Return ................     5.4%        2.4%        3.2%        1.5%      13.1%
--------------------------------------------------------------------------------------------------
  1992:   Net Asset Value .............   $11.29      $11.52      $11.90      $11.45     $11.45
          Total Return ................     3.5%        2.0%        3.3%        3.6%      13.0%
--------------------------------------------------------------------------------------------------
  1991:   Net Asset Value .............   $11.06      $11.27      $11.57      $10.91     $10.91
          Total Return ................     5.6%        1.9%        2.7%        1.8%      12.5%
--------------------------------------------------------------------------------------------------
  1990:   Net Asset Value .............   $10.56      $10.68      $10.56      $10.47     $10.47
          Total Return ................     1.5%        2.1%       (1.1)%       3.8%       6.3%
--------------------------------------------------------------------------------------------------
  1989:   Net Asset Value .............      --         --        $10.54      $10.51     $10.51
          Total Return ................      --         --          5.4%(b)     0.8%       6.3%(b)
--------------------------------------------------------------------------------------------------

    Dividend History - Common Stock (Continued)
---------------------------------------------------
PAYMENT DATE    RATE PER SHARE REINVESTMENT PRICE
------------    -------------- ------------------
December 27, 1999    $0.430          $10.38
September 27, 1999   $0.200          $10.86
June 28, 1999        $0.200          $11.38
March 29, 1999       $0.200          $11.04
---------------------------------------------------
December 28, 1998    $0.320          $11.49
September 28, 1998   $0.200          $10.52
June 26, 1998        $0.200          $11.02
March 26, 1998       $0.200          $11.10
---------------------------------------------------
December 26, 1997    $0.600          $10.49
September 26, 1997   $0.120          $10.44
June 27, 1997        $0.120          $ 9.96
March 27, 1997       $0.120          $ 9.63
---------------------------------------------------
December 27, 1996    $0.375          $ 9.51
September 23, 1996   $0.120          $ 9.73
June 24, 1996        $0.120          $10.17
March 25, 1996       $0.120          $10.41
---------------------------------------------------
December 27, 1995    $0.750          $10.95
September 27, 1995   $0.200          $11.10
June 27, 1995        $0.200          $11.21
---------------------------------------------------
December 31, 1994    $0.900          $10.60
December 31, 1993    $1.425          $11.52
December 31, 1992    $0.876          $11.45
December 31, 1991    $0.865          $10.91
December 31, 1990    $0.490          $10.47
June 28, 1990        $0.100          $10.68
March 29, 1990       $0.100          $10.55
December 29, 1989    $0.115          $10.51


------------------------------------------------------
 Average Annual NAV Returns - December 31, 2001 (a)
---------------------------------------------------
   1 Year ..............................   7.03%
   5 Year ..............................   7.56%
   10 Year .............................   8.63%
   Life of Fund (b) ....................   8.90%
------------------------------------------------------

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.
(b) From commencement of operations on July 3, 1989.
(c) The Fund converted to closed-end status on March 31, 1995.

         Dividend History - Common Stock
--------------------------------------------------
PAYMENT DATE    RATE PER SHARE REINVESTMENT PRICE
------------    -------------- ------------------
December 24, 2001    $0.210          $10.40
September 24, 2001   $0.200          $10.31
June 25, 2001        $0.200          $10.33
March 26, 2001       $0.200          $10.10
--------------------------------------------------
December 26, 2000    $0.700          $ 9.80
September 25, 2000   $0.200          $ 9.85
June 26, 2000        $0.200          $ 9.98
March 27, 2000       $0.200          $ 9.71

      Ideally, the Fund's market price will generally track the NAV. The Fund's premium or discount to NAV fluctuates over time. Over our Fund's 6-year history as a closed-end fund, the range fluctuated from a 12% premium in September 2001 to a 17% discount in April 2000. The average variance from NAV for the Fund since converting to closed-end fund status is an 8% discount to NAV. Beginning in early 2001, the market price of the Fund exceeded the NAV and this premium has increased throughout the year.

      "Mr. Market" often provides opportunities to invest at a discount. The Fund has undertaken various initiatives to narrow the discount when appropriate through distribution policies, share repurchase programs and use of leverage.

      The Fund's long-term investment goal is to seek a high-level of total return through a combination of current income and capital appreciation. We believe that our securities selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 9% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Fund is not likely to be sustainable.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2001, The Gabelli Convertible Securities Fund's (the "Fund") net asset value ("NAV") total return rose 3.06% after adjusting for the reinvestment of the $0.21 per share distribution paid on December 24, 2001. The Standard & Poor's ("S&P") 500 Index and the Lipper Convertible Securities Fund Average rose 10.68% and 8.98%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund rose 7.03% for 2001 after adjusting for the reinvestment of the $0.81 per share in distributions. The S&P 500 Index and Lipper Convertible Securities Fund Average declined 11.89% and 7.86%, respectively, over the same twelve-month period.

      For the three-year period ended December 31, 2001, the Fund's total return averaged 5.41% annually, including reinvestments of $3.14 per share in distributions. The S&P 500 Index had an average annual decline of 1.03% while the Lipper Convertible Securities Fund Average had an average annual return of 6.69%, over the same three-year period. For the five-year period ended December 31, 2001, the Fund's total return averaged 7.56% annually, including reinvestments of $5.02 per share in distributions, versus average annual total returns of 10.70% and 8.38% for the S&P 500 Index and Lipper Convertible Securities Fund Average, respectively.

      Since inception on July 3, 1989 through December 31, 2001, the Fund had a cumulative total return of 190.52%, including adjustments of $11.776 per share for distributions, which equates to an average annual total return of 8.90%.

      The Fund's common shares ended the fourth quarter at $10.90 per share on the New York Stock Exchange, a premium to the net asset value of 9.99% and a total return of 1.00% for the fourth quarter. The Fund's common shares rose 29.14% for 2001 after adjusting for all distributions.

OUR OBJECTIVE

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

      Our Fund is managed with a goal of achieving a 600-800 basis point spread above long-term Treasury yields. We hope to generate these returns over the long-term. This is the type of performance that our Fund has been recognized for and we anticipate will continue in the future. Of course, there are no guarantees.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

CONVERTIBLE MARKET OVERVIEW

      The convertible market, as measured by the Merrill Lynch All Convertible Index, gained 7.0% during the fourth quarter reflecting the rebound in the equity markets. This compared to a 10.7% rise in the S&P 500 Index. During 2001, convertibles demonstrated their defensive qualities by declining only 4.4% versus a fall of 11.9% by the S&P 500 Index. The average convertible now has a conversion premium of 56% (up from 37% at the start of the year), a current yield of 3.76% (versus 4.5%) and a credit rating of BBB- (versus BB+). Ironically, current yield has fallen even as the conversion premium has risen because of the rapid rise of zero-coupon contingent conversion convertibles. These issues are typically investment grade, which explains why the average credit quality of the market has also improved. Zeros now make up 31% of the domestic convertible market versus 23% at the beginning of the year. However, as investors seek higher yields in the current low interest rate environment and issuers need to repair their balance sheets, we expect to see an increase of mandatory and preferred issuance in the year ahead.

      During the quarter, equity prices recovered, credit spreads tightened and Treasury prices fell. This trend was also reflected in the convertible market. Speculative grade convertibles outperformed investment grade convertibles gaining 10.0% (versus 3.6%) as credit spreads tightened by over 200 basis points in the single-B credit range.

      Despite negative price performance during the year, a buoyant new issue calendar resulted in a 41% increase in the domestic convertible market to $218 billion. The U.S. convertible market is the largest in the world constituting 45% of the total global market capitalization of $475 billion. Domestic new issuance was up a record 74% last year to $105 billion. Numerous companies used the product to finance their growth, utilize attractive tax benefits, or repair their balance sheets. Meanwhile, redemptions were 38% lower at $36 billion. Redemptions are expected to accelerate over the next twelve-months as many zeros approach their put dates.

      The best performing sectors in the convertible market during the fourth quarter were Technology (+15.4%), Media (+11.9%), and Consumer Discretionary
     (+ 9.4%). After the Enron debacle, Utilities were the worst performing (-13.2%) followed by Telecommunications (-1.3%) and Energy (+3.0%). During the year, the best performing sectors were Materials (+27.3%), led by the precious metals group, Consumer Discretionary (+18.1%), and Consumer Staples (+15.4%).
The worst performing sectors were Utilities (-38.2%), Telecommunications (-18.8%), and Energy (-11.5%). Interestingly, "busted" or high-yielding convertibles were the year's stellar performers. Constituting 46% of the convertible universe, these securities gained 5.3% in the fourth quarter and 10.0% for the year outperforming even High Grade (+8.4%) and High Yield (+5.5%) straight bonds.

COMMENTARY

AMERICAN HEROES

      In the months following September 11, we have been celebrating American heroes. New York City firefighters, policemen, and emergency service workers have been honored for their bravery and sacrifice. Political leaders such as New York City Mayor Rudy Guiliani, President Bush, Secretary of State Colin Powell, and Secretary of Defense Donald Rumsfeld have been applauded for their adept handling of this crisis. We praise American servicemen who have been risking their lives in Afghanistan to hunt down and capture the terrorists responsible for the tragedy.

      To this list of heroes, we would add the American consumer, who through their collective courage and confidence in the American system, have helped avert what might have become an economic catastrophe. So, let's hear it for everyone who despite all the political and economic uncertainty resulting from horrifying terrorist attacks, went out and bought a new home, or a car, or took their families on vacation, or simply treated their loved ones to a good Christmas. These courageous folks are the reason the American economy has held up so well during these trying times and the people who will lead our economy out of recession in the year ahead.

AND THEIR ALLIES

      The American consumer has had two important allies. The Federal Reserve Board responded promptly and effectively to the terrorist crisis by injecting a massive dose of liquidity into the financial system and lowering short-term interest rates to levels we haven't seen in forty years. The U.S. Treasury Department announced it would cease issuing 30-year bonds, in the process, bringing longer-term interest rates down and accelerating the home re-financing boom that has provided much of the money consumers have been spending. We also acknowledge the leadership of General Motors, which initiated a brilliant and timely 0% APR financing to "Keep America Rolling." As we prepare this letter, we have to give a demerit to the U.S Congress, which is letting partisan politics get in the way of a second fiscal booster shot, particularly one aimed at bolstering confidence among business leaders.

A NEW BULL MARKET?

      Despite the economy's surprising resilience and the stock market's strong fourth quarter, many investors remain wary as evidenced by the record $2.3 trillion parked in money market funds yielding about 2%. What will it take to bring more investors off the sidelines? An official end to the recession and better corporate earnings. We believe both are right around the corner.

      Economic data released on December 31 revealed widespread improvement in consumer confidence and housing, and even a modest increase in business investment. Growth in unemployment insurance claims also slowed. These are all valid indications the economy is beginning to regain its footing. At issue is just how strong the economic recovery will be. Although inventories have been reduced significantly and there has been a modest up-tick in sales, there is still a great deal of excess capacity in the manufacturing sector. This will likely restrain growth in business investment, forcing the American consumer to continue to shoulder much of the economic load. We believe Gross Domestic Product ("GDP") will be up 3% to 4% in 2002, well above the longer-term growth of 2.5% to 3% we envision. The cut in taxes along with lower oil and fuel will help consumer spending overcome the drag from the stock market's wealth effect and rising unemployment.

      Fortunately, we will not need an especially strong recovery to see significantly better corporate earnings in 2002. Companies in virtually every industry have been aggressively cutting costs. With the exception of pockets in the technology and telecommunications equipment industries, the inventory correction has largely run its course. Corporate interest expense has declined, as have raw materials and energy prices. Corporate America wrote off everything it could get away with in 2001 (we call this the "kitchen sink" effect), and due to Federal Accounting Standard Board (FASB) Rule 142, the "amortization of goodwill" will no longer penalize earnings. Consequently, a modest economic recovery in the year ahead should be magnified in sharply higher reported earnings. Very "easy" earnings comparisons in the first and second quarters of 2002 should help stabilize the market until investors gain confidence that earnings will improve in the second half. In addition, the crisis in confidence arising from "Enron" will result in auditing firms and CFO's cleaning up their numbers (we observe that aggressive accounting will be back - but not in 2002).

THINGS THAT GO BUMP IN THE NIGHT

      Our reasonably upbeat outlook for the economy and the stock market is tempered by our usual laundry list of things to worry about. First and foremost is the potential for another catastrophic terrorist episode (in the U.S. or abroad) that could severely damage consumer and investor psychology.

      Second on our list of concerns are oil and natural gas prices. Declining energy prices have translated into lower gasoline, home heating, and utilities costs for the consumer who we are counting on to lead us out of recession. The Organization of Petroleum Exporting Countries ("OPEC") is currently cutting production and urging other energy producing nations to follow suit. Whether OPEC will succeed in convincing cash strapped producers such as Russia to turn down the tap is debatable. However, the potential for further political upheaval in the Middle East leading to the disruption of oil flow to the developed world is certainly a risk. We hope we get our long needed energy policy.

      Another issue we worry about is the economic health of the rest of the world. The economies of our Latin American trade partners are imperiled by declining commodity prices and in some cases, fiscal and monetary mismanagement. Japan has fallen back into recession and European economic growth has slowed substantially. This is a truly global economy, in which the economic health of any one nation, including the mighty U.S. of A, is to a significant degree dependent on the economic health of the rest of the world. Along these lines, we remain puzzled by the enormous appetites of countries, companies and citizens around the world to hold on to the U.S. dollar despite our history of huge trade deficits.

OUR INVESTMENT SCORECARD

      This year's best performing holdings came from a variety of industry groups including: drug retailer Rite Aid; broadcaster Granite Broadcasting; auto parts maker Standard Motor Products; and telecommunications services company Sprint Corp.

      Our worst performers also came from an eclectic group of sectors including: wireless communications operators Nextel and U.S. Cellular; banana king Chiquita Brands; utility Northeast Utilities; and railcar leaser GATX.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend that we believe will develop over time.

BROADWING INC. (6.75% CV. PFD., SER. B) located in Cincinnati, OH, received its new name in 1999 when local phone provider Cincinnati Bell made a $3.2 billion acquisition of IXC Communications and gained access to a nation-wide all optical fiber network. Broadwing's Cincinnati-based operations include one million local phone lines and about 480,000 wireless customers through its 80% ownership of a wireless joint venture with AT&T Wireless Services (AWE - $14.38 - NYSE). Broadwing also offers long distance voice and broadband data services to other carriers and enterprise accounts on a nation-wide basis. Broadwing's incumbent local exchange carrier's ("ILEC") operations are surrounded by SBC Communications (SBC - $39.17 - NYSE)/Ameritech's local footprint.

CITIZENS COMMUNICATIONS CO. (5.00% CV. PFD.) will soon become the country's largest independent local exchange carrier with about 3 million access lines once it completes several acquisitions of over 2 million lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, the company will reposition itself as a pure telecommunications company. Citizens also owns 81% of a competitive carrier, Electric Lightwave Inc. (ELIX - $0.30 - Nasdaq), with fiber optic networks covering the Western part of the U.S.

HILTON HOTELS CORP. (HLT) (SUB. DEB. CV., 5.00%, 05/15/06) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's third largest lodging company. Hilton's hotel system includes approximately 2,000 properties totaling over 330,000 rooms worldwide. The Company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa, and the Palmer House Hilton. HLT formalized a marketing alliance with the British company Hilton Group Plc (HG.L - $3.07 - London Stock Exchange), owner of Hilton International, in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years. Hilton's casino gaming properties were spun-off into a new company, Park Place Entertainment (PPE - $9.17 - NYSE), on December 31, 1998.

KAMAN CORP. (SUB. DEB. CV., 6.00%, 03/15/12), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

NEXTEL COMMUNICATIONS INC. (SUB. DEB. CV., 5.25%, 01/15/10) is the last remaining independent national wireless carrier in US, servicing over 8 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel International, a wholly-owned international subsidiary of Nextel, serves about 900,000 wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel's investment portfolio is currently valued at over $1.0 billion.

ROBBINS & MYERS INC.  (SUB.  DEB.  CV.,  6.50%,  09/01/03)  is an  international manufacturer of industrial mixing equipment, glass-lined vessels, industrial pumps and corrosion resistant products serving the process industries such as specialty chemicals, pharmaceuticals, water treatment, oil and gas, and food and beverage. In August 2001, the company completed the acquisition of Romaco, a $150 million manufacturer of packaging, printing and processing of pharmaceutical products. Romaco provides horizontal integration to Robbins' mixer and vessel businesses and the acquisition is expected to be accretive to earnings. With Romaco, 40% of Robbins & Myers revenues are in the pharmaceutical market that is generally stable, with an average 6-8% rate of growth. The company's remaining businesses are in specialty chemical (26%), energy (20%), water and wastewater (4%) and other industries. Management's use of its strong cash flow to make complementary acquisitions makes Robbins & Myers an attractive company in a consolidating industry.

SEALED AIR CORP. ($2.00 CV. PFD., SER. A) is a global manufacturer and distributor of a wide range of protective and specialty packaging materials and systems for industrial, food and consumer products. Sealed Air is a strong free cash flow generator, which will be used to pay down debt, make niche acquisitions, and buy back stock.

SEQUA CORP. ($5.00 CV. PFD.) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical and printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of overhaul and repair to jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

THERMO ELECTRON CORP. (SUB. DEB. CV., 4.25%, 01/01/03) is a leading provider of scientific instruments. It manufactures measurement instrumentation, and provides information management software and worldwide services to markets which include: the life sciences, clinical laboratories, healthcare, telecommunications, food and beverage, chemical, oil and gas, and academic and government clients. The company's products ensure the quality and safety of materials used in manufacturing, improve industrial processes, and protect the environment--its instruments were also used at the Winter Olympics to identify the use of banned substances and to search for explosive materials. As part of its strategy to become an integrated instrument business, it is spinning off non-core businesses, most of which has been completed.

STOCK REPURCHASE PLAN

      The Gabelli Convertible Securities Fund is authorized to repurchase up to 500,000 shares of the Fund's outstanding common shares. Pursuant to this stock repurchase plan, the Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 2001, 305,200 shares have been repurchased in the open market under this stock repurchase plan.

COMMON STOCK 8% DISTRIBUTION POLICY

      The Convertible Securities Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out to common stock shareholders 8% of its average net assets each year. Pursuant to this policy, the Convertible Securities Fund distributed $0.21 per share on December 24, 2001. The next distribution is scheduled for March 2002.

8.00% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Convertible Securities Fund's 8.00% Cumulative Preferred Stock paid a cash distribution on December 26, 2001 of $0.50 per share. For the twelve-months ended December 31, 2001, Preferred Stock shareholders received distributions totaling $2.00, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for March 2002.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                              WHO                                 WHEN
                              ---                                 ----
      Special Chats:          Mario J. Gabelli                    First Monday of each month
                              Howard Ward                         First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                              FEBRUARY                            MARCH                             APRIL
                              --------                            -----                             -----
      1st Wednesday           Charles Minter & Martin Weiner      Henry van der Eb                  Susan Bryne
      2nd Wednesday           Ivan Arteaga                        Walter Walsh & Laura Linehan      Lynda Calkin
      3rd Wednesday           Tim O'Brien                         Tim O'Brien                       Caesar Bryan
      4th Wednesday           Barbara Marcin                      Barbara Marcin                    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      2001 has been a year most would like to forget. For the first time since Pearl Harbor, America has been attacked and suffered substantial casualties. We have been forced into what will be a long and costly war against terrorism. Many Americans lost their jobs as the overheated economy came to an abrupt standstill. Yet, we have survived and both the resilient economy and rebounding stock market are pointing to a better year ahead. We wish all our shareholders a Happy New Year, with growing confidence that 2002 will be just that.

                                      Sincerely,

                                      /S/MARIO J. GABELLI
                                      MARIO J. GABELLI
                                      President and Chief Investment Officer
February 1, 2002

---------------------------------------------------------------------------------------------------------------------------
                                        SELECTED CONVERTIBLE HOLDINGS
                                                DECEMBER 31, 2001
                                                -----------------
Broadwing Inc. (6.75% Cv. Pfd., Ser. B)                      Robbins & Myers Inc. (Sub. Deb. Cv., 6.50%, 09/01/03)
Citizens Communications Co. (5.00% Cv. Pfd.)                 Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)         Sequa Corp. ($5.00 Cv. Pfd.)
Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)                 Standard Motor Products Inc. (Sub. Deb. Cv., 6.75%, 07/15/09)
Nextel Communications Inc. (Sub. Deb. Cv., 5.25%, 01/15/10)  Thermo Electron Corp. (Sub. Deb. Cv., 4.25%, 01/01/03)
---------------------------------------------------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2001

  PRINCIPAL                                          MARKET
   AMOUNT                               COST          VALUE
  ---------                            ------       ---------
             CONVERTIBLE CORPORATE BONDS -- 44.8%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 6.1%
 $  800,000  Exide Corp., Sub. Deb. Cv.,
               2.900%, 12/15/05 (b)  $  581,825    $    60,000
  9,000,000  Standard Motor Products Inc.,
               Sub. Deb. Cv.,
               6.750%, 07/15/09 ...   7,119,020      6,705,000
                                     ----------     ----------
                                      7,700,845      6,765,000
                                     ----------     ----------
             AVIATION: PARTS AND SERVICES -- 4.1%
  4,711,000  Kaman Corp., Sub. Deb. Cv.,
               6.000%, 03/15/12 ...   4,475,291      4,499,005
                                     ----------     ----------
             BROADCASTING -- 0.0%
     15,000  Granite Broadcasting Corp.,
               Sub. Deb. Cv.,
               8.875%, 05/15/08 ...       7,386         12,075
                                     ----------     ----------
             BUILDING AND CONSTRUCTION -- 0.0%
     20,000  Foster Wheeler Ltd., Cv.,
               6.500%, 06/01/07 ...      12,403         12,025
     40,000  Foster Wheeler Ltd.,
               Sub. Deb.Cv.,
               6.500%, 06/01/07 (b)      34,673         28,213
                                     ----------     ----------
                                         47,076         40,238
                                     ----------     ----------
             BUSINESS SERVICES -- 2.2%
    900,000  BBN Corp., Sub. Deb. Cv.,
               6.000%, 04/01/12 (a)     882,599        870,750
     10,000  First Data Corp.,
               Sub. Deb. Cv.,
               2.000%, 03/01/08 ...       9,944         11,650
  1,800,000  Trans-Lux Corp.,
               Sub. Deb. Cv.,
               7.500%, 12/01/06 ...   1,739,715      1,557,000
                                     ----------     ----------
                                      2,632,258      2,439,400
                                     ----------     ----------
             CABLE -- 0.8%
  1,000,000  Charter Communications Inc., Cv.,
               4.750%, 06/01/06 ...     801,798        917,500
                                     ----------     ----------
             COMPUTER SOFTWARE AND SERVICES -- 0.3%
    300,000  Exodus Communications Inc.,
               Sub. Deb. Cv.,
               5.250%, 02/15/08+ (e)    163,037          6,750
    350,000  QuadraMed Corp.,
               Sub. Deb. Cv.,
               5.250%, 05/01/05 ...     251,671        274,312
                                     ----------     ----------
                                        414,708        281,062
                                     ----------     ----------
             CONSUMER PRODUCTS -- 0.6%
  1,500,000  Pillowtex Corp.,
               Sub. Deb. Cv.,
               6.000%, 03/15/12+ (e)    120,955              0
    700,000  Standard Commercial Corp.,
               Sub. Deb. Cv.,
               7.250%, 03/31/07 ...     606,819        637,875
                                     ----------     ----------
                                        727,774        637,875
                                     ----------     ----------
             CONSUMER SERVICES -- 4.4%
  4,000,000  CUC International Inc.,
               Sub. Deb. Cv.,
               3.000%, 02/15/02 ...   3,987,178      4,025,000
  1,100,000  Ogden Corp.,
               Sub. Deb. Cv.,
               6.000%, 06/01/02 ...   1,075,052        783,750
                                     ----------     ----------
                                      5,062,230      4,808,750
                                     ----------     ----------

  PRINCIPAL                                          MARKET
   AMOUNT                               COST          VALUE
  ---------                            ------       ---------
             ELECTRONICS -- 2.8%
             ASM Lithography
               Holding, Cv.,
$    40,000    2.500%, 04/09/05(d)   $   31,690    $    20,091
     10,000    2.500%, 04/09/05(b)(d)     3,521          2,232
    700,000  Oak Industries Inc.,
               Sub. Deb. Cv.,
               4.875%, 03/01/08 ...     641,036        626,500
    100,000  Solectron Corp. Sub. Deb. Cv.,
               Zero Coupon, 05/08/20     52,152         53,375
  2,400,000  Thermo Electron Corp.,
               Sub. Deb. Cv.,
               4.250%, 01/01/03 (b)   2,357,052      2,388,000
                                     ----------     ----------
                                      3,085,451      3,090,198
                                     ----------     ----------
             ENERGY AND UTILITIES -- 2.2%
    200,000  Devon Energy Corp.,
               Sub. Deb. Cv.,
               4.950%, 08/15/08 ...     194,181        202,500
    200,000  Friede Goldman Halter Inc.,
               Sub. Deb. Cv.,
               4.500%, 09/15/04+(e)     129,732         43,000
  1,500,000  Mirant Corp.,
               Sub. Deb. Cv.,
               2.500%, 06/15/21 ...   1,122,670      1,132,500
  1,100,000  Moran Energy Inc.,
               Sub. Deb. Cv.,
               8.750%, 01/15/08 ...     796,672      1,031,250
                                     ----------     ----------
                                      2,243,255      2,409,250
                                     ----------     ----------
             ENTERTAINMENT -- 0.7%
    800,000  USA Networks Inc.,
               Sub. Deb. Cv.,
               7.000%, 07/01/03 ...     777,951        796,000
                                     ----------     ----------
             ENVIRONMENTAL SERVICES -- 6.8%
  7,500,000  Waste Management Inc.,
               Sub. Deb. Cv.,
               4.000%, 02/01/02 ...   7,478,232      7,490,625
                                     ----------     ----------
             EQUIPMENT AND SUPPLIES -- 1.6%
  1,700,000  Robbins & Myers Inc.,
               Sub. Deb. Cv.,
               6.500%, 09/01/03 ...   1,682,311      1,712,750
                                     ----------     ----------
             FOOD AND BEVERAGE -- 0.0%
    100,000  Chiquita Brands International
               Inc., Cv.,
               7.000%, 03/28/01+ (a)(f) 100,000         47,000
                                     ----------     ----------
             HEALTH CARE -- 0.1%
     50,000  Apogent Technologies Inc.,
               2.250%, 10/15/21(b)       52,345         53,625
     10,000  Inhale Therapeutic Systems,
               Sub. Deb. Cv.,
               6.750%, 10/13/06 (b)      10,364         12,175
     10,000  Invitrogen Corp.,
               Sub. Deb. Cv.,
               5.500%, 03/01/07 ...      10,100         10,112
    150,000  Sabratek Corp.,
               Sub. Deb. Cv.,
               6.000%, 04/15/05+ (e)     84,763              0
                                     ----------     ----------
                                        157,572         75,912
                                     ----------     ----------

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

  PRINCIPAL                                          MARKET
   AMOUNT                               COST          VALUE
  ---------                            ------       ---------
             CONVERTIBLE CORPORATE BONDS -- (CONTINUED)
             HOTELS AND GAMING -- 4.4%
 $5,500,000  Hilton Hotels Corp.,
               Sub. Deb. Cv.,
               5.000%, 05/15/06 ...  $4,933,481    $ 4,895,000
                                     ----------     ----------
             PAPER AND FOREST PRODUCTS -- 1.4%
    200,000  Riverwood International Corp.,
               Sub. Deb. Cv.,
               6.750%, 09/15/03 ...     199,871        230,890
  1,400,000  Thermo Fibertek Inc., Cv.,
               4.500%, 07/15/04 (b)   1,259,806      1,330,000
                                     ----------     ----------
                                      1,459,677      1,560,890
                                     ----------     ----------
             PUBLISHING -- 1.0%
    650,000  News America Holdings Inc.,
               Sub. Deb. Cv.,
               Zero Coupon, 03/31/02    643,364        900,640
    200,000  Times Mirror Ltd.,
               Sub. Deb. Cv.,
               Zero Coupon, 04/15/17    106,402        115,750
     50,000  United News & Media plc,
               Sub. Deb. Cv.,
               6.125%, 12/03/03 (c)      84,692         72,712
                                     ----------     ----------
                                        834,458      1,089,102
                                     ----------     ----------
             RETAIL -- 1.4%
     60,000  Costco Companies Inc.,
               Sub. Deb. Cv.,
               Zero Coupon, 08/19/17     43,522         61,800
    300,000  Rite Aid Corp.,
               Sub. Deb Cv.,
               5.250%, 09/15/02 ...     213,616        292,500
  1,200,000  Thermo Instrument Systems Inc.,
               Sub. Deb. Cv.,
               4.500%, 10/15/03 (b)   1,168,996      1,182,000
                                     ----------     ----------
                                      1,426,134      1,536,300
                                     ----------     ----------
             SPECIALTY CHEMICALS -- 1.0%
             IVAX Corp.
               Sub. Deb. Cv.,
    750,000    5.500%, 05/15/07 ...     695,253        752,813
    400,000    4.500%, 05/15/08 ...     318,548        335,000
                                     ----------     ----------
                                      1,013,801      1,087,813
                                     ----------     ----------
             TELECOMMUNICATIONS -- 0.9%
     80,000  Amnex Inc., Sub. Deb. Cv.,
               8.500%, 09/25/02+ (b)(e)  71,772              0
             Bell Atlantic Corp., Cv.,
    210,000    4.250%, 09/15/05 (b)     206,506        210,000
     90,000    4.250%, 09/15/05 ...      96,535         90,225
  1,300,000  NTL Inc., Sub. Deb. Cv.,
               5.750%, 12/15/09 ...     578,914        146,250
    500,000  Rogers Communications Inc.,
               Sub. Deb. Cv.,
               2.000%, 11/26/05 ...     390,925        406,250
    400,000  Williams Communications
               Group Inc.,
               10.875%, 10/01/09 ..     156,126        166,000
    200,000  XO Communications Inc.,
               Sub. Deb. Cv.,
               5.750%, 01/15/09 (b)     115,924          3,000
                                     ----------     ----------
                                      1,616,702      1,021,725
                                     ----------     ----------

  PRINCIPAL                                          MARKET
   AMOUNT                               COST          VALUE
  ---------                            ------       ---------
             WIRELESS COMMUNICATIONS -- 1.9%
$   700,000  Nextel Communications
               Inc., Cv.,
               6.000%,  06/01/11 (b) $  547,100     $  521,500
             Nextel  Communications Inc.,
               Sub. Deb. Cv.,
  1,700,000    5.250%, 01/15/10 ...   1,104,748      1,034,875
    100,000    4.750%, 07/01/07 ...      65,582         76,500
  1,100,000  United States Cellular Corp.,
               Sub. Deb. Cv.,
               Zero Coupon, 06/15/15    726,683        470,250
                                     ----------     ----------
                                      2,444,113      2,103,125
                                     ----------     ----------
             TOTAL CONVERTIBLE
              CORPORATE BONDS .....  51,122,504     49,316,595
                                     ----------     ----------

    SHARES
    ------

             CONVERTIBLE PREFERRED STOCKS -- 15.7%
             AEROSPACE -- 1.2%
     10,800  Northrop Grumman Corp.,
               7.000% Cv. Pfd.,
               Ser. B .............   1,258,416      1,339,200
                                     ----------     ----------
             AVIATION: PARTS AND SERVICES -- 1.8%
             Coltec Capital Trust,
     37,000    5.250% Cv. Pfd. ....   1,479,875      1,311,206
     17,000    5.250% Cv. Pfd. (b)      802,500        613,559
                                     ----------     ----------
                                      2,282,375      1,924,765
                                     ----------     ----------
             BROADCASTING -- 0.7%
      2,000  Granite Broadcasting Corp.,
               12.750% Cv. Pfd. ...     820,000        800,000
                                     ----------     ----------
             BUSINESS SERVICES -- 0.5%
     20,000  Key3Media Group,
               5.500% Cv. Pfd.(a) .     500,000        500,000
                                     ----------     ----------
             CABLE -- 0.7%
     15,000  CVC Equity Securities Trust I,
               6.500% Cv. Pfd. ....     540,750        667,500
      1,000  MediaOne Group Inc.,
               9.500% Cv. Pfd., Ser. D   26,800         25,350
     15,000  UnitedGlobalCom Inc.,
               7.000% Cv. Pfd.., Ser. C 317,000        118,125
                                     ----------     ----------
                                        884,550        810,975
                                     ----------     ----------
             DIVERSIFIED INDUSTRIAL -- 0.4%
      2,000  GATX Corp.,
               $2.50 Cv. Pfd. .....     259,050        328,000
             WHX Corp.,
      8,000    $3.75 Cv. Pfd., Ser. B    37,889         28,800
     25,000    6.500% Cv. Pfd., Ser. A  202,512        117,500
                                     ----------     ----------
                                        499,451        474,300
                                     ----------     ----------
             ENERGY AND UTILITIES -- 0.2%
        500  Cinergy Corp.,
               9.500% Cv. Pfd. ....      25,025         27,600
        200  KCS Energy Inc.,
               5.000% Cv. Pfd.,
               Ser. A(a) ..........     200,000        208,000
      4,000  Semco Capital Trust II,
               11.000% Cv. Pfd. ...      43,400         36,600
                                     ----------     ----------
                                        268,425        272,200
                                     ----------     ----------

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                      MARKET
     SHARES                              COST          VALUE
     ------                           ---------      --------
             CONVERTIBLE PREFERRED STOCKS -- (CONTINUED)
             ENTERTAINMENT -- 0.9%
      2,000  Metromedia International
               Group Inc.,
               7.250% Cv. Pfd. ....  $   47,381     $   15,000
     30,000  Rainbow Equity Securities
               Trust II,
               6.250% Cv. Pfd. ....     675,000        705,600
     10,000  Six Flags Inc.,
               7.250% Cv. Pfd. ....     237,785        240,000
                                     ----------     ----------
                                        960,166        960,600
                                     ----------     ----------
             EQUIPMENT AND SUPPLIES -- 2.3%
     31,000  Sequa Corp.,
               $5.00 Cv. Pfd. .....   2,394,242      2,483,100
                                     ----------     ----------
             PAPER AND FOREST PRODUCTS -- 2.3%
     62,000  Sealed Air Corp.,
               $2.00 Cv. Pfd., Ser. A 2,343,143      2,569,900
                                     ----------     ----------
             TELECOMMUNICATIONS -- 4.7%
     37,000  Broadwing Inc.,
               6.750% Cv. Pfd.,
               Ser. B .............   1,229,894      1,258,000
     76,000  Citizens Communications Co.,
               5.000% Cv. Pfd. ....   3,790,426      3,382,000
     13,000  Philippine Long Distance
               Telephone Co.,
               $3.50 Cv. Pfd., Ser. III 523,024        256,750
      1,500  TCI Pacific
               Communications Inc.,
               5.000% Cv. Pfd. ....     134,837        211,500
                                     ----------     ----------
                                      5,678,181      5,108,250
                                     ----------     ----------
             WIRELESS COMMUNICATIONS -- 0.0%
      3,000  Loral Space &
               Communications Ltd.,
               6.000% Cv. Pfd., Ser. D   54,750         39,000
                                     ----------     ----------
             TOTAL CONVERTIBLE
              PREFERRED STOCKS ....  17,943,699     17,282,290
                                     ----------     ----------

             COMMON STOCKS -- 3.9%
             AVIATION: PARTS AND SERVICES -- 0.3%
     18,000  Kaman Corp., Cl. A ...     181,321        280,800
                                     ----------     ----------
             BROADCASTING -- 0.1%
     38,500  Granite Broadcasting Corp.+ 40,906         79,310
                                     ----------     ----------
             ENERGY AND UTILITIES -- 2.5%
      8,900  AGL Resources Inc. ...     157,738        204,878
      7,000  BP plc, ADR ..........     237,270        325,570
     18,000  CH Energy Group Inc. .     648,256        782,460
     10,000  Conectiv Inc. ........     221,812        244,900
        756  KCS Energy Inc.+ .....       4,438          2,359
     10,000  NiSource Inc.+ .......      20,000         23,200
     40,000  Northeast Utilities ..     784,670        705,200
     10,000  Progress Energy Inc. .       5,200          4,400
      8,000  RGS Energy Group Inc.      291,440        300,800
      2,200  SJW Corp. ............     213,919        187,638
                                     ----------     ----------
                                      2,584,743      2,781,405
                                     ----------     ----------
             EQUIPMENT AND SUPPLIES -- 0.1%
     50,000  Fedders Corp., Cl. A .     310,916        140,000
                                     ----------     ----------
             FINANCIAL SERVICES -- 0.5%
     28,000  Argonaut Group Inc. ..     641,921        547,960
                                     ----------     ----------

                                                      MARKET
     SHARES                              COST          VALUE
     ------                           ---------      --------
             TELECOMMUNICATIONS -- 0.2%
      1,000  Philippine Long Distance
               Telephone Co., ADR  $     12,470   $      8,240
     10,000  Sprint Corp. - FON Group   104,330        200,800
                                   ------------   ------------
                                        116,800        209,040
                                   ------------   ------------
             WIRELESS COMMUNICATIONS -- 0.2%
     10,000  Sprint Corp. - PCS Group+   99,537        244,100
         49  Winstar
               Communications Inc.+         438              1
                                   ------------   ------------
                                         99,975        244,101
                                   ------------   ------------
             TOTAL
              COMMON STOCKS .......   3,976,582      4,282,616
                                   ------------   ------------

  PRINCIPAL
   AMOUNT
  ---------
             U.S. GOVERNMENT OBLIGATIONS -- 34.4%
$37,958,000  U.S. Treasury Bills,
               1.645% to 1.790%++,
               01/03/02 to 03/28/02  37,882,768     37,883,028
                                   ------------   ------------

TOTAL INVESTMENTS -- 98.8% ......  $110,925,553    108,764,529
                                   ============

OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF
  CUMULATIVE PREFERRED STOCK -- (26.1)% ......     (28,690,150)
                                                  ------------

NET ASSETS -- COMMON STOCK -- 72.7%
  (8,074,717 common shares outstanding) ......      80,074,379
                                                  ------------

NET ASSETS -- PREFERRED STOCK -- 27.3%
  (1,200,000 preferred shares outstanding) ...      30,000,000
                                                  ------------

TOTAL NET ASSETS-- 100.0% ....................    $110,074,379
                                                  ============
NET ASSET VALUE PER COMMON SHARE
  ($80,074,379 / 8,074,717 shares outstanding) .....   $  9.92
                                                       =======

                                                      MARKET
                            SHARES   PROCEEDS         VALUE
                            ------   --------     ------------
SECURITIES SOLD SHORT
KCS Energy Inc. ..........  50,000   $ 476,483    $    156,000
                                                  ============
--------------
             For Federal tax purposes:
             Aggregate cost of investments ....   $112,816,667
                                                  ============
             Gross unrealized appreciation ....   $  1,572,982
             Gross unrealized depreciation ....     (5,625,120)
                                                  ------------
             Net unrealized depreciation ......   $ (4,052,138)
                                                  ============
-------------
(a) Security fair valued under procedures established by the Board of Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of Rule 144A securities amounted to $ 6,404,304 or 5.82% of total net assets.
(c) Principal amount denoted in British Pounds.
(d) Principal amount denoted in Euros.
(e) Bond in default.
(f) Bond in default and subject to restructure.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

            STATEMENT OF ASSETS AND LIABILITIES
                     DECEMBER 31, 2001
ASSETS:
   Investments, at value (Cost $110,925,553)  $108,764,529
   Cash ....................................         2,321
   Dividends and interest receivable .......     1,205,173
   Receivable for investments sold .........       476,483
   Other assets ............................         2,337
                                              ------------
   TOTAL ASSETS                                110,450,843
                                              ------------
LIABILITIES:
   Securities sold short (proceeds $476,483)       156,000
   Dividends payable .......................        40,000
   Payable for investment advisory fee .....        59,213
   Payable to custodian ....................         6,100
   Payable for legal and audit .............        36,381
   Payable for shareholder
     communications expense ................        25,164
   Accrued expenses and other liabilities ..        53,606
                                              ------------
   TOTAL LIABILITIES .......................       376,464
                                              ------------
   NET ASSETS ..............................  $110,074,379
                                              ============
NET ASSETS CONSIST OF:
   Cumulative Preferred Stock (8.00%, $25.00
     liquidation value, $0.001 par
     value, 2,000,000 shares authorized
     with 1,200,000 shares issued and
     outstanding) ..........................   $30,000,000
   Capital stock, at par value .............         8,075
   Additional paid-in capital ..............    83,780,973
   Accumulated undistributed net investment
     income ................................       314,002
   Accumulated distributions in excess of net
     realized gain on investments and
     foreign currency transactions .........    (2,188,145)
   Net unrealized depreciation on investments,
     securities sold short and
     foreign currency transactions .........    (1,840,526)
                                              ------------
   TOTAL NET ASSETS ........................  $110,074,379
                                              ============
   NET ASSET VALUE PER COMMON SHARE
     ($80,074,379 / 8,074,717 shares outstanding;
     100,000,000 shares authorized of
     $0.001 par value) .....................         $9.92
                                                     =====

                     STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $10,115)  $1,111,322
   Interest ...................................  5,386,993
                                                ----------
   TOTAL INVESTMENT INCOME ....................  6,498,315
                                                ----------
EXPENSES:
   Investment advisory fees ...................    750,049
   Shareholder services fees ..................     90,252
   Payroll ....................................    113,000
   Shareholder communications expenses ........     30,590
   Directors' fees ............................     59,340
   Legal and audit fees .......................     49,183
   Custodian fees .............................     30,422
   Miscellaneous expenses .....................     57,614
                                                ----------
   TOTAL EXPENSES .............................  1,180,450
                                                ----------
   NET INVESTMENT INCOME ......................  5,317,865
                                                ----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain on investments and
      foreign currency transactions ...........  1,598,603
   Net change in unrealized depreciation on
      investments, securities sold short and
      foreign currency transactions ...........    932,372
                                                ----------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS ........  2,530,975
                                                ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .......................... $7,848,840
                                                ==========

                                            STATEMENT OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED            YEAR ENDED
                                                                                           DECEMBER 31,          DECEMBER 31,
                                                                                               2001                  2000
                                                                                          ------------          ------------
OPERATIONS:
   Net investment income ...............................................................  $  5,317,865          $  5,649,243
   Net realized gain on investments and foreign currency transactions ..................     1,598,603             7,129,769
   Net change in unrealized appreciation/depreciation of investments
     securities sold short and foreign currency transactions ...........................       932,372           (11,116,303)
                                                                                          ------------          ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................     7,848,840             1,662,709
                                                                                          ------------          ------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ...............................................................    (3,753,230)           (4,434,112)
   Net realized short-term gain on investments and foreign currency transactions .......      (546,918)                   --
   Net realized long-term gain on investments and foreign currency transactions ........    (2,093,023)           (5,741,388)
                                                                                          ------------          ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ....................................    (6,393,171)          (10,175,500)
                                                                                          ------------          ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ...............................................................    (1,417,106)           (1,042,230)
   Net realized short-term gain on investments and foreign currency transactions .......      (176,060)                   --
   Net realized long-term gain on investments and foreign currency transactions ........      (806,834)           (1,357,770)
                                                                                          ------------          ------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS .................................    (2,400,000)           (2,400,000)
                                                                                          ------------          ------------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon
     reinvestment of dividends and distributions .......................................     2,952,833                    --
   Net decrease from repurchase of common stock ........................................            --            (1,200,514)
                                                                                          ------------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..................     2,952,833            (1,200,514)
                                                                                          ------------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS ...............................................     2,008,502           (12,113,305)
NET ASSETS:
   Beginning of period .................................................................   108,065,877           120,179,182
                                                                                          ------------          ------------
   End of period (including undistributed net investment income
     of $314,002 and $158,341, respectively) ...........................................  $110,074,379          $108,065,877
                                                                                          ============          ============

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced investment operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund's investments. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2001, there were no open futures contracts.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2001, the Fund held no forward foreign exchange contracts.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of the Fund's 8.00% Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

      For the year ended December 31, 2001, reclassifications were made to increase accumulated undistributed net investment income for $8,132 and decrease distributions in excess of net realized gain on investments, securities sold short and foreign currency transactions for $6,178 with an offsetting adjustment to additional paid-in capital.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      For the fiscal year ended December 31, 2001, the tax character of distributions paid on a tax basis does not materially differ from accounting principles generally accepted in the United States.

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Undistributed ordinary income
        (inclusive of short term capital gains) .........   $    59,400
     Net unrealized depreciation ........................    (3,774,069)
                                                            -----------
     Total accumulated losses ...........................   $(3,714,669)
                                                            ===========

      Differences between amounts reported on a tax basis and those reported on a GAAP basis are primarily due to timing of recognition of capital gains on investments held by the Fund.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the year ended December 31, 2001, the Fund's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the year ended December 31, 2001, Gabelli & Company, Inc. and its affiliates received $34,251 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

4. PORTFOLIO SECURITIES. Costs of purchases and proceeds from sales of securities, other than short-term securities, for the year ended December 31, 2001 aggregated $56,274,660 and $38,546,176, respectively.

5. CAPITAL. The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 shares of common stock (par value $0.001).

      Transactions in common stock were as follows:

                                                                    YEAR ENDED                 YEAR ENDED
                                                                DECEMBER 31, 2001           DECEMBER 31, 2000
                                                             -----------------------    -----------------------
                                                              Shares       Amount        Shares        Amount
                                                             -------     -----------    --------    -----------
Shares issued upon reinvestment
  of dividends and distributions .......................     286,972     $2,952,833         ----           ----
Net decrease from repurchase of common shares ..........        ----           ----     (124,900)   $(1,200,514)
                                                             -------     ----------     --------    -----------
Net increase ...........................................     286,972     $2,952,833     (124,900)   $(1,200,514)
                                                             =======     ==========     ========    ===========

      The Adviser has been authorized to repurchase on behalf of the Fund up to 500,000 shares of Common Stock of the Fund in the open market, whenever the shares are trading at a discount of 10% or more from the net asset value of the shares. For the year ended December 31, 2001, the Fund did not repurchase any shares of Common Stock. All shares of Common Stock repurchased have been retired.

      In addition, the Fund has been authorized to issue up to 2,000,000 shares of Preferred Stock of which 1,200,000 shares has been designated as $0.001 par value 8% Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act and by the Shares' Articles Supplementary. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

lead to sales of portfolio securities at inopportune times. The Preferred Stock is callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. At December 31, 2001, the 1,200,000 shares of 8% Cumulative Preferred Stock outstanding accrued dividends in the amount of $40,000. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The Fund shall not declare dividends or make other distributions on 1,200,000 shares of Common Stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the 1940 Act requires that along with approval of the holders of a majority of the holders of Common Stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A FUND COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD:                                          YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------
 OPERATING PERFORMANCE:                                       2001        2000        1999        1998        1997
                                                            --------    --------    --------    --------    --------
   Net asset value, beginning of period ..................  $  10.02    $  11.40    $  11.45    $  11.48    $  11.08
                                                            --------    --------    --------    --------    --------
   Net investment income .................................      0.68        0.72        0.51        0.53        0.49
   Net realized and unrealized gain (loss)
     on investments ......................................      0.32       (0.52)       0.77        0.65        1.23
                                                            --------    --------    --------    --------    --------
   Total from investment operations ......................      1.00        0.20        1.28        1.18        1.72
                                                            --------    --------    --------    --------    --------
 CHANGE IN NET ASSET VALUE FROM CAPITAL STOCK TRANSACTIONS:
   Increase in net asset value from capital share
     transactions ........................................      0.01        0.02          --        0.01        0.01
   Offering expenses charged to capital surplus ..........        --          --          --          --       (0.18)
                                                            --------    --------    --------    --------    --------
 DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .................................     (0.48)      (0.57)      (0.39)      (0.39)      (0.40)
   Net realized gain on investments ......................     (0.33)      (0.73)      (0.64)      (0.53)      (0.56)
 DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .................................     (0.18)      (0.13)      (0.11)      (0.13)      (0.08)
   Net realized gain on investments ......................     (0.12)      (0.17)      (0.19)      (0.17)      (0.11)
                                                            --------    --------    --------    --------    --------
   Total distributions ...................................     (1.11)      (1.60)      (1.33)      (1.22)      (1.15)
                                                            --------    --------    --------    --------    --------
   NET ASSET VALUE, END OF PERIOD ........................  $   9.92    $  10.02    $  11.40    $  11.45    $  11.48
                                                            ========    ========    ========    ========    ========
   Net asset value total return + ........................       7.0%        0.0%        9.4%        8.3%       13.5%
                                                            ========    ========    ========    ========    ========
   Market value, end of period ...........................  $  10.90    $   9.13    $  10.56    $  11.25    $  10.31
                                                            ========    ========    ========    ========    ========
   Total investment return ++ ............................      29.1%       (1.7)%       3.2%       18.4%       22.2%
                                                            ========    ========    ========    ========    ========
  RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON
   STOCK SHAREHOLDERS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..................  $110,074    $108,066    $120,179    $120,726    $122,382
   Net assets attributable to common shares,
     end of period (in 000's) ............................  $ 80,074    $ 78,066    $ 90,179    $ 90,726    $ 92,382
   Ratio of net investment income to average
     net assets attributable to common stock .............      6.58%       6.49%       4.35%       4.54%       4.23%
   Ratio of operating expenses to average
     net assets attributable to common stock (b) .........      1.46%       1.48%       1.80%       1.83%       1.68%
   Ratio of operating expenses to average
     total net assets (d) ................................      1.07%       1.10%       1.36%       1.38%       1.39%
   Portfolio turnover rate ...............................        59%        169%        175%        149%        243%
PREFERRED STOCK:
   Liquidation value, end of period (in 000's) ...........  $ 30,000    $ 30,000    $ 30,000    $ 30,000    $ 30,000
   Total shares outstanding (in 000's) ...................     1,200       1,200       1,200       1,200       1,200
   Asset coverage ........................................       367%        360%        401%        402%        408%
   Asset coverage per share ..............................  $  91.72    $  90.05    $ 100.15    $ 100.60    $ 101.99
   Liquidation preference per share ......................  $  25.00    $  25.00    $  25.00    $  25.00    $  25.00
   Average market value (c) ..............................  $  25.80    $  24.31    $  25.36    $  26.84    $  25.69

------------------------------
+ Based on net asset value per share, adjusted for reinvestment of distributions.
++  Based on market value per share, adjusted for reinvestment of distributions.
(a) Amount represents less than $0.005 per share.
(b) The ratio of operating expenses to average net assets attributable to common stock for the fiscal year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including the custodian fee credit, the ratio of operating expenses to average net assets attributable to common stock for the year would have been 1.67%.
(c) Based on weekly prices.
(d) Amounts are attributable to both common and preferred stock assets.

                 See accompanying notes to financial statements.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Convertible Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible Securities Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                  /S/ PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, NY 10036
February 15, 2002

                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional
Information includes additional information about The Gabelli Convertible Securities Fund, Inc. Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Convertible Securities Fund, Inc. at One Corporate Center, Rye, NY 10580.

                             TERM OF      NUMBER OF
                           OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)           LENGTH OF      COMPLEX
    ADDRESS(1)                TIME       OVERSEEN BY      PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE                  SERVED(2)     DIRECTOR        DURING PAST FIVE YEARS                     HELD BY DIRECTOR
----------------           -----------  -------------     -----------------------                    -------------------
INTERESTED DIRECTORS(3):
-----------------------
MARIO J. GABELLI          Since 1989***      21       Chairman of the Board and Chief Executive      Director of Morgan Group
Director, President and                               Officer of Gabelli Asset Management Inc. and   Holdings, Inc. (transportation
Chief Investment Officer                              Chief Investment Officer of Gabelli Funds,     services); Vice Chairman
Age: 59                                               LLC and GAMCO Investors, Inc.;                 of Lynch Corporation
                                                      Chairman and Chief Executive Officer of        (diversified manufacturing)
                                                      Lynch Interactive Corporation (multimedia
                                                      and services)

KARL OTTO POHL            Since 1992***      30       Member of the Shareholder Committee of         Director of Gabelli Asset
Director                                              Sal Oppenheim Jr. & Cie (private invest-       Management Inc. (investment
Age: 72                                               ment bank); Former President of the            management); Chairman,
                                                      Deutsche Bundesbank and Chairman of its        Incentive Capital and Incentive
                                                      Central Bank Council (1980-1991)               Asset Management (Zurich);
                                                                                                     Director at Sal Oppenheim, Jr.
                                                                                                     & Cie, Zurich

NON-INTERESTED DIRECTORS:
------------------------
E. VAL CERUTTI            Since 1989**        7       Chief Executive Officer of Cerutti             Director of Lynch Corporation
Director                                              Consultants, Inc.; Former President and
Age: 62                                               Chief Operating Officer of Stella D'oro
                                                      Biscuit Company (through 1992);
                                                      Adviser, Iona College School of Business

ANTHONY J. COLAVITA(4)    Since 1989*        32       President and Attorney at Law in the law firm           --
Director                                              of Anthony J. Colavita, P.C.
Age: 66

DUGALD A. FLETCHER        Since 1989**        2       President, Fletcher & Company, Inc.;           Director of Harris and Harris
Director                                              Former Director and Chairman and               Group, Inc. (venture capital)
Age: 72                                               Chief Executive Officer of Binnings
                                                      Building Products, Inc. (1997)

ANTHONY R. PUSTORINO      Since 1989**       16       Certified Public Accountant; Professor                  --
Director                                              Emeritus, Pace University
Age: 76

WERNER J. ROEDER, MD(4)   Since 2001***      26       Medical Director of Lawrence Hospital                   --
Director                                              and practicing private physician
Age: 61

ANTHONIE C. VAN EKRIS     Since 1992*        17       Managing Director of BALMAC                    Director of Spinnaker
Director                                              International, Inc.                            Industries, Inc.
Age: 67

SALVATORE J. ZIZZA        Since 1991*         8       Chairman, Hallmark Electrical Supplies Corp.;  Board Member of Hollis Eden
Director                                              Former Executive Vice President of FMG         Pharmaceuticals,
Age: 56                                               Group (OTC), a healthcare provider; Former     Bion Environmental
                                                      President and Chief Executive Officer of the   Technologies Inc.
                                                      Lehigh Group Inc., (electrical supply          and The Credit Store Inc.
                                                      wholesaler); an interior construction company,
                                                      through 1997

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
               ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

                                  TERM OF        NUMBER OF
                                OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)                LENGTH OF        COMPLEX
    ADDRESS(1)                     TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE                       SERVED(2)       DIRECTOR         DURING PAST FIVE YEARS                     HELD BY DIRECTOR
----------------                -----------    -------------      -----------------------                    -------------------
OFFICERS:
---------
BRUCE N. ALPERT                 SINCE 1989          --        Executive Vice President and Chief Operating        --
Vice President and                                            Officer of Gabelli Funds, LLC since 1988 and
Treasurer                                                     an officer of all mutual funds advised by
Age: 50                                                       Gabelli Funds, LLC and its affiliates
                                                              Director and President of the Gabelli Advisors,
                                                              Inc.

PETER W. LATARTARA              SINCE 1998          --        Vice President of the Fund since 1998. Vice         --
Vice President                                                President of Gabelli & Company, Inc.
Age: 34                                                       from 1996.

JAMES E. MCKEE                  SINCE 1995          --        Vice President, General Counsel and Secretary       --
Secretary                                                     of Gabelli Asset Management Inc. since 1999
Age: 38                                                       and GAMCO Investors, Inc. since 1993; Secretary
                                                              of all mutual funds advised by Gabelli Advisers,
                                                              Inc. and Gabelli Funds, LLC.

---------------------------
1   Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
     * - Term expires at the Fund's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
    ** - Term expires at the Fund's 2003 Annual Meeting of Shareholders and
         until their successors are duly elected and qualified.
   *** - Term expires at the Fund's 2004 Annual Meeting of Shareholders and
         until their successors are duly elected and qualified.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds LLC which acts as the Trust's investment adviser.
4   Represents holders of the Fund's 8.00% Cumulative Preferred Stock.

--------------------------------------------------------------------------------
                    GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?
     The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.

    o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

    o INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                             INCOME TAX INFORMATION
                                DECEMBER 31, 2001

CASH DIVIDENDS AND DISTRIBUTIONS

                                        TOTAL AMOUNT    ORDINARY     LONG-TERM     DIVIDEND
         PAYABLE            RECORD          PAID       INVESTMENT     CAPITAL    REINVESTMENT
          DATE               DATE         PER SHARE      INCOME        GAINS         PRICE
        --------          ---------     ------------   ----------    ----------  ------------
COMMON SHARES
        03/26/01           03/16/01        $0.2000      $0.1400      $0.0600      $10.1000
        06/25/01           06/15/01         0.2000       0.1328       0.0672       10.3300
        09/24/01           09/14/01         0.2000       0.1328       0.0672       10.3100
        12/24/01           12/14/01         0.2100       0.1394       0.0706       10.4000
                                           -------      -------      -------
   Total Common Stock                      $0.8100      $0.5450      $0.2650

PREFERRED SHARES
        03/26/01           03/19/01        $0.5000      $0.3319      $0.1681
        06/25/01           06/18/01         0.5000       0.3319       0.1681
        09/26/01           09/19/01         0.5000       0.3319       0.1681
        12/26/01           12/18/01         0.5000       0.3319       0.1681
                                           -------      -------      -------
  Total Preferred Stock                    $2.0000      $1.3276      $0.6724

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2001 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 43.042% of the long-term capital gains paid by the Gabelli Convertible Securities Fund in 2001 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV. 56.958% of the long-term capital gains paid by the Gabelli Convertible Securities Fund in 2001 was classified as "Qualified 5-Year Gains" and reported in box 2c of Form 1099-DIV.

RETURN OF CAPITAL
    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was no return of capital in 2001.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. TREASURY SECURITIES INCOME
    The Fund paid to common and preferred shareholders ordinary income dividends of $0.5450 and $1.3276 per share, respectively, in 2001. For 2001, 18.77% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The percentage of ordinary income dividends paid by the Fund during 2001 derived from U.S. Treasury Securities was 25.73%. However, it should be noted that the Convertible Securities Fund did not hold more than 50% of its assets in U.S. Treasury Securities at the end of each calendar quarter during 2001.

                           HISTORICAL DISTRIBUTION SUMMARY -- COMMON STOCK
                                 SHORT-TERM      LONG-TERM                                      ADJUSTMENT
                  INVESTMENT       CAPITAL        CAPITAL         RETURN OF         TOTAL           TO
                  INCOME (A)      GAINS (A)        GAINS         CAPITAL (B)    DISTRIBUTIONS   COST BASIS
                 ------------    -----------    ----------      ------------    -------------   -----------
2001 ..........    $0.4755         $0.0695        $0.2650             --          $0.8100             --
2000 ..........     0.5661          0.3267         0.4072             --           1.3000             --
1999 ..........     0.3899          0.4459         0.1942             --           1.0300             --
1998 ..........     0.3866          0.2413         0.2921             --           0.9200             --
1997 ..........     0.3969          0.2285         0.3346             --           0.9600             --
1996 ..........     0.4900          0.1416         0.1034             --           0.7350             --
1995 ..........     0.5574          0.2041         0.3595          $0.0290         1.1500        $0.0290 (c)
1994 ..........     0.5730          0.1150         0.2120             --           0.9000             --
1993 ..........     0.5610          0.2000         0.6640             --           1.4250             --
1992 ..........     0.6540          0.0900         0.1320             --           0.8760             --
1991 ..........     0.7060          0.1120         0.0470             --           0.8650             --
1990 ..........     0.6900            --             --               --           0.6900             --
1989 ..........     0.1150            --             --               --           0.1150             --

                          HISTORICAL DISTRIBUTION SUMMARY -- PREFERRED STOCK
2001 ..........    $1.1808         $0.1468        $0.6724             --          $2.0000             --
2000 ..........     0.8685          0.5041         0.6274             --           2.0000             --
1999 ..........     0.7571          0.8657         0.3772             --           2.0000             --
1998 ..........     0.8405          0.5246         0.6349             --           2.0000             --
1997 ..........     0.5082          0.2926         0.4270             --           1.2278             --

--------------------------
(a)  Taxable as ordinary income for Federal tax purposes.
(b)  Non-taxable.
(c)  Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN
   It is the policy of The Gabelli Convertible Securities Fund, Inc. ("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact EquiServe at 1 (800) 336-6983.
   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.
   If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.
   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN
   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.
   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

--------------------------------------------------------------------------------
     The Annual Meeting of the Convertible Securities Fund, Inc.'s stockholders will be held at 8:30 A.M. on Monday, May 20, 2002, at The Bruce Museum, One Museum Drive, in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                        DIRECTORS AND OFFICERS

             THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
               ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER,
  CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR,
  LAWRENCE HOSPITAL

Anthonie C. van Ekris
  MANAGING DIRECTOR,
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY


INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422


CUSTODIAN
State Street Bank and Trust Company


TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company


COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP


STOCK EXCHANGE LISTING
                         Common      8.00% Preferred
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     8,074,717       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
     For general information about the Gabelli Funds, call
     1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit
     Gabelli Funds' Internet homepage at: http://www.gabelli.com, or
     e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                             [LOGO OMITTED]
             THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
               ONE CORPORATE CENTER, RYE, NY 10580-1422


                 PHONE: 1-800-GABELLI (1-800-422-3554)
             FAX: 1-914-921-5118 INTERNET: WWW.GABELLI.COM
                     E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFCS-AR-12/01

[LOGO OMITTED]
[LOGO OF MOUNTAIN THE GABELLI CONVERTIBLE SECURITIES FUND, INC. OMITTED]

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]
                          GRAPHIC OF FOUR STARS OMITTED

MORNINGSTAR RATED(TRADEMARK) GABELLI CONVERTIBLE SECURITIES FUND 4 STARS OVERALL
     AND FOR THE THREE AND FIVE-YEAR PERIOD ENDED 12/31/01 AMONG 51 AND 50
                CLOSED-END DOMESTIC EQUITY FUNDS, RESPECTIVELY.
            THE FUND WAS RATED 3 STARS FOR THE TEN-YEAR PERIOD ENDED
              12/31/01 AMONG 35 CLOSED-END DOMESTIC EQUITY FUNDS.
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.



                    THIS REPORT IS PRINTED ON RECYCLED PAPER.